Scudder International Growth Fund

Scudder International Value Fund

Supplement to Prospectus
Dated June 29, 1998

Until  December  31,  1999,  the  Funds'  investment  adviser,   Scudder  Kemper
Investments, Inc., has agreed to continue to maintain annual expenses of each Fund at not more than 1.75% of average daily net assets.

December 31, 1998